Supplement to the
Fidelity® Select Portfolios®
Brokerage and Investment Management Portfolio
April 29, 2023
Summary Prospectus

Effective June 15, 2023, the following information replaces similar information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Pierre Sorel (Co-Portfolio Manager) has managed the fund since 2023.
Nadim Rabaia (Co-Portfolio Manager) has managed the fund since 2023.
It is expected that, effective on or about December 31, 2023,  Mr. Sorel will no longer serve as Co-Portfolio Manager for the fund. At that time, Mr. Rabaia will assume sole portfolio manager responsibilities.
BRO-SUSTK-0523-103 1.9886532.103	May 31, 2023